© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. N O V E M B E R 1 2 , 2 0 2 4 COMPANY OVERVIEW

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 2 S A F E H A R B O R S TAT E M E N T B&W Enterprises cautions that this presentation contains forward-looking statements within the meaning of federal securities laws. All statements other than statements of historical or current fact included in this presentation are forward-looking statements, including, without limitation, statements relating to the company's business outlook and expected financial performance, including adjusted EBITDA and sales targets, expectations regarding future growth, expansion and profitability, outlook and expectations regarding B&W’s BrightLoop™ technologies, as well as statements about B&W’s future pipeline of new projects and business within its Renewable, Environmental and Thermal operating segments and their impact on future shareholder value. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things: our financial condition and ability to continue as a going concern; risks associated with contractual pricing in our industry; the impact of global macroeconomic conditions, including inflation and volatility in the capital markets; our relationships with customers, subcontractors and other third parties; our ability to comply with our contractual obligations; disruptions at our or manufacturing facilities or a third-party manufacturing facility that we have engaged; the actions or failures of our co-venturers; our ability to implement our growth strategy, including through strategic acquisitions, which we may not successfully consummate or integrate; our evaluation of strategic alternatives for certain businesses and non-core assets which may not result in successful transactions; the risks of unexpected adjustments and cancellations in our backlog; professional liability, product liability, warranty and other claims; our ability to compete successfully against current and future competitors; our ability to develop and successfully market new products; the impacts of industry conditions and public health crises; the cyclical nature of the industries in which we operate; changes in the legislative and regulatory environment in which we operate; supply chain issues, including shortages of adequate components; failure to properly estimate customer demand; our ability to comply with the covenants in our debt agreements; our ability to refinance our 8.125% Notes due 2026 and 6.50% Notes due 2026 prior to their maturity; our ability to maintain adequate bonding and letter of credit capacity; impairment of goodwill or other indefinite-lived intangible assets; credit risk; disruptions in, or failures of, our information systems; our ability to comply with privacy and information security laws; our ability to protect our intellectual property and use the intellectual property that we license from third parties; risks related to our international operations, including fluctuations in the value of foreign currencies, global tariffs, sanctions and export controls; could harm our profitability; volatility in the price of our common stock; B. Riley’s significant influence over us; changes in tax rates or tax law; our ability to use net operating loss and certain tax credits; our ability to maintain effective internal control over financial reporting; our ability to attract and retain skilled personnel and senior management; labor problems, including negotiations with labor unions and possible work stoppages; risks associated with our retirement benefit plans; natural disasters or other events beyond our control, such as war, armed conflicts or terrorist attacks and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including, without limitation, the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 under the caption "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable). These factors should be considered carefully, and B&W Enterprises cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Non-GAAP Financial Measures Adjusted EBITDA on a consolidated basis is a non-GAAP metric defined as the sum of the adjusted EBITDA for each of the segments, further adjusted for corporate allocations and research and development costs. At a segment level, adjusted EBITDA presented is consistent with the way our chief operating decision maker reviews the results of operations and makes strategic decisions about the business and is calculated as earnings before interest expense, tax, depreciation and amortization adjusted for items such as gains or losses arising from the sale of non-income producing assets, net pension benefits, restructuring costs, impairments, gains and losses on debt extinguishment, costs related to financial consulting, research and development costs and other costs that may not be directly controllable by segment management and are not allocated to the segment. We present consolidated Adjusted EBITDA because we believe it is useful to investors to help facilitate comparisons of our ongoing, operating performance before corporate overhead and other expenses not attributable to the operating performance of our revenue generating segments. In addition, the Company presents the non-GAAP financial measure of Adjusted EBITDA excluding BrightLoop™ and ClimateBright™. Management believes this measure is useful to investors because of the increasing importance of BrightLoop™ and ClimateBright™ to the future growth of the Company. Management uses EBITDA excluding BrightLoop ™ and ClimateBright™ to assess the Company’s performance independent of these technologies. In this presentation, we also present certain targets for our adjusted EBITDA in the future; these targets are not intended as guidance regarding how we believe the business will perform. We are unable to reconcile these targets to their GAAP counterparts without unreasonable effort and expense due to the aspirational nature of these targets.

WE'RE A GLOBAL ENERGY LEADER CREATING A BRIGHTER FUTURE

Providing high quality and innovative technologies since 1867

- From our first patent for a more efficient boiler to more than 17,000 patents since, we continue to drive innovation and change
- Today, we are a globally recognized technology leader and innovator at the forefront of the energy transition

Ensuring energy security for customers and the world

- Helping utility and industrial customers with the technical challenges of moving from current to future energy sources
- Delivering systems, parts and field services to help utility and industrial plants operate more effectively and efficiently

Making net-zero ambitions a reality today

- Our hydrogen production, carbon capture, waste- and biomass-to-energy, and environmental technologies support the reduction of greenhouse gases, including CO_2 and methane, in an environmentally friendly way


WE PROVIDE PROVEN, BEST-IN-CLASS POWER PRODUCTION TECHNOLOGIES AND ARE LEADING THE WAY TO A *NET-ZERO* FUTURE.

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 3

WE'RE HELPING CUSTOMERS CREATE CLEAN AND RELIABLE ENERGY

CLEAN ENERGY SOLUTIONS

BABCOCK & WILCOX RENEWABLE

SUPPORTING A CIRCULAR ECONOMY

Ecologically sound ways of using and recycling resources like biomass and municipal waste to create clean, renewable baseload power while reducing greenhouse gas emissions.

BABCOCK & WILCOX ENVIRONMENTAL

REDUCING THE IMPACT OF GREENHOUSE GAS EMISSIONS

Hydrogen production, carbon capture, ash handling, energy recovery and storage, and advanced emissions control solutions to help preserve the world's natural resources.

TRADITIONAL

BABCOCK & WILCOX THERMAL

CREATING RELIABLE AND EFFICIENT STEAM GENERATION

Providing boilers and related equipment, aftermarket parts, service and upgrades to help utilities and industries generate reliable thermal energy from a wide range of fuels and bridge the gap during the global transition to new energy sources.

DELIVERING VALUE THROUGH TECHNOLOGY-DRIVEN PRODUCTS AND SERVICES, WITH CONTINUAL PRODUCT IMPROVEMENT AND ROBUST R&D EFFORTS TO SUPPORT CURRENT AND FUTURE ENERGY NEEDS

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
4

THE FOUNDATION OF OUR COMPANY

Our Vision:

Advancing energy and environmental solutions that bring power and progress to our world.

Our Mission:

B&W delivers environmentally conscious, technology-driven solutions and services to energy and industrial customers worldwide – safely, ethically and as promised.

Our Core Values:

Safety • Integrity • Quality • Respect • Agility



© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 5

WE'RE STRENGTHENING OUR BUSINESS TO ACHIEVE PROFITABLE GROWTH AS WE CONTINUE TO PROVIDE PROVEN CLEAN ENERGY TECHNOLOGIES

- Increase focus on large Thermal growth projects and higher-margin aftermarket parts and services and continue to expand geographical presence in support of these markets
- Leverage our advanced thermal technologies to support fuel switching projects
- Continue to implement up to $30 million in cost reductions associated with strategic realignment
- Closed financing on $150 million revolving credit facility to reduce interest expense
- Strengthen balance sheet and evaluate strategic alternatives for non-strategic assets
- Utilize state and federal project-level financing to accelerate deployment of BrightLoop™ technology
- Execute paid front-end engineering and design studies to drive ClimateBright™ and BrightLoop technology bookings



© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 6

WE'RE LEVERAGING A VAST INSTALLED BASE AND PROVEN TECHNOLOGIES









B&W BABCOCK & WILCOX RENEWABLE

- More than 500 waste-to-energy and biomass-to-energy units at 300+ facilities globally (consuming over 61 million tonnes of waste per year) and a leader in plant availability
- Serving utility, waste management, municipality and investment firm customers

B&W BABCOCK & WILCOX ENVIRONMENTAL

- Large worldwide installed base of wet and dry scrubbers for SO_X reduction, particulate control equipment, NO_X reduction technologies, and mercury control systems to meet environmental regulations
- Flue gas pre-treatment technologies for use with CO_2 capture

B&W BABCOCK & WILCOX THERMAL

- More than 300 operating utility and industrial boiler units in the U.S. and nearly 200 operating utility and industrial boiler units across 40 countries around the world
- More than 5,000 industrial water-tube package boilers and other waste heat recovery products installed in a variety of facilities
- Average approximately 500,000 Boilermakers’ construction manhours per year over last five years

A VAST GLOBAL INSTALLATION OF B&W’S CORE TECHNOLOGIES AT UTILITY AND INDUSTRIAL PLANTS CREATES LARGE GROWTH OPPORTUNITIES FOR PARTS, SERVICES AND RETROFITS

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 7

BABCOCK & WILCOX PROFILE

CORPORATE SNAPSHOT

Headquarters:	Akron OH, USA
Founded:	1867
Ownership:	Public (NYSE:BW)
Employees:	~2,200
LTM Revenue September 2024:	~$878.3M

CONSOLIDATED



Industrial 35%
Power Generation 65%
Parts & Services 46%
Aftermarket & Upgrades 36%
New Build 18%
Europe 27%
Asia & Other 16%
North America 57%



LTM Revenue
26%
53%
21%
Backlog[1] as of September 30, 2024
18%
31%
51%
B&W Renewable
B&W Environmental
B&W Thermal

B&W RENEWABLE



Industrial 41%
Power Generation 59%
Parts & Services 77%
Aftermarket & Upgrades 13%
New Build 10%
Europe 75%
Asia & Other 11%
North America 14%

B&W ENVIRONMENTAL



Industrial 26%
Power Generation 74%
Parts & Services 26%
Aftermarket & Upgrades 35%
New Build 39%
Asia & Other 27%
North America 33%
Europe 40%

B&W THERMAL



Industrial 37%
Power Generation 63%
Parts & Services 44%
New Build 12%
Aftermarket & Upgrades 44%
Europe 2%
Asia & Other 12%
North America 86%

Notes: All charts based on LTM September 30, 2024 revenues, unless otherwise noted.

1. Backlog does not include shorter lead-time parts and services.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
8

A SOLID PIPELINE OF GLOBAL OPPORTUNITIES



2024-2026
Addressable Market
Europe
More than $8.5B
2024-2026
Addressable Market
Asia-Pacific
More than $9B
2024-2026
Addressable Market
Middle East & Africa
More than $4B
2024-2026
Addressable Market
Americas
Other: More than $10B
Manufacturing
Service Facilities
Construction
Sales/Support
Sales Reps

PIPELINE REVENUE SPLIT 2024-2026



B&W BABCOCK & WILCOX THERMAL
15-20%
B&W BABCOCK & WILCOX ENVIRONMENTAL
20-25%
B&W BABCOCK & WILCOX RENEWABLE
55-60%

Total pipeline more than $9 billion over the next three years including over $2.4 billion in BrightLoop™ and ClimateBright™ opportunities



3-YEAR PIPELINE
B&W RENEWABLE
$ MILLIONS
Total $5.2B
$2,613
$886
$1,229
$508
Americas
APAC
Europe
ME/A
B&W ENVIRONMENTAL
$ MILLIONS
Total $2.2B
$987
$95
$792
$305
Americas
APAC
Europe
ME/A
B&W THERMAL
$ MILLIONS
Total $1.6B
$1,230
$172
$50
$146
Americas
APAC
Europe
ME/A

A WIDE FOOTPRINT AND ONGOING EXPANSION POSITIONS B&W TO LEVERAGE MARKET TRENDS AROUND THE WORLD

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.
9

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 10 G L O B A L A N N U A L C A P I TA L I N V E S T M E N T I N C A R B O N C A P T U R E A N D H Y D R O G E N I S G R O W I N G Tr ill io ns U SD (2 01 9) 0 1 2 3 4 5 2016-20 2030 2040 2050 By technology area Technology area Other Fossil fuels CCUS Hydrogen Electricity system Electrification Efficiency Other renewables Bioenergy ANNUAL AVERAGE CAPITAL INVESTMENT IN THE NET-ZERO EMISSIONS (NZE) SCENARIO Source: IEA $224B $150B $158B $390B $240B $428B

BRIGHTLOOP™ HYDROGEN PRODUCTION



FEEDSTOCK OPTIONS
BIOMASS
BIOGAS
NATURAL GAS
COAL
PETROLEUM COKE
Nitrogen
for Beneficial Use
BrightLoop™ Technology
CO2
for Storage/Beneficial Use
OUTPUT OPTIONS
HYDROGEN
STEAM
ELECTRICITY
SYNGAS

SIGNIFICANT ADVANTAGES:

- **Hydrogen from solid fuels** – can utilize a variety of solid or gaseous fuels as feedstock
- **High rate of carbon captured** – inherent CO_2 isolation supports sequestration or utilization without the expensive post combustion capture equipment and operation
- **Competitive hydrogen cost** – lower levelized cost of hydrogen when compared to other hydrogen production methods
- **High-quality hydrogen** – production from steam produces higher quality as compared to separating hydrogen from fuel
- **Scalable for a range of applications** – accommodates both large and small applications

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 11

BRIGHTLOOP™ HYDROGEN PRODUCTION PROGRESS

BRIGHTLOOP EVOLUTION

1994-2004



Laboratory Scale

RESEARCH STAGE (Complete)

2008



Sub-Pilot with
The Ohio State University
and B&W

SUB-PILOT SCALE (Complete)

2014



Steam & Hydrogen

National Carbon Capture
Center in Alabama

PILOT SCALE (Complete)

2017



Coal Direct
Chemical Looping

Barberton, Ohio

PILOT SCALE (Complete)

2026



SMALL SCALE

1-5 Tonnes Per Day
Hydrogen Output

IN PROGRESS

2028



MEDIUM SCALE

10-50 Tonnes Per Day
Hydrogen Output

IN PROGRESS

2029



LARGE SCALE

100-250 Tonnes Per Day
Hydrogen Output

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

12

LEVERAGING DECADES OF FUNDING AWARDS AND INVESTMENTS

CONTINUE TO SCALE THIS INDUSTRY – CHANGING TECHNOLOGY

COAL DIRECT CHEMICAL LOOPING (CDCL)



2,000 OPERATING HOURS

50 STARTUP / SHUTDOWNS

NATIONAL CARBON CAPTURE CENTER (NCCC)



1,000 OPERATING HOURS

20 STARTUP / SHUTDOWNS

- 2009 CL with OSU
- 2010 NCCC Design & Construction
- 2010 NCCC Testing
- 2012 – 2014 CDCL DOE Techno-Economic Analysis
- 2016 – 2018 DOE Pre-FEED CDCL
- 2022 - Present Commercialization

THE OHIO STATE UNIVERSITY

TGA TESTING

500 TEST RUNS

10,000 HOURS OF TESTING

3 Reactor SUB-PILOT

50 TEST RUNS

1,000 HOURS OF TESTING

BENCH SCALE

200 TEST RUNS

5,000+ HOURS OF TESTING

SUB-PILOT

50+ TEST RUNS

2,000+ HOURS OF TESTING

75 STARTUP / SHUTDOWNS

PATENTED IRON OXIDE PARTICLE

10,000+ CYCLE TIMES

3,000+ HOURS OF TESTING

10,000+ TOTAL TESTING HOURS





Experts Trained

70 OSU CL RESULTED PHDs

100 GRAD STUDENTS

250 OTHER STUDENTS AND STAFF

TOTAL R&D INVESTMENT

$275M+

DOE GRANTS – STATE GRANTS – OSU – B&W
to study impact of various feedstocks on hydrogen production and advance the technology

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.
13

UNLOCKING FUTURE REVENUE POTENTIAL OF BRIGHTLOOP AND POSITION BASED ON MARKET

WITH SIGNIFICANT GROWTH OF HYDROGEN PROJECTED

Target Market Share	Assumed Mix of Projects	2030 Approximate Revenue
Achieving only **1%** market share of a **$140B** U.S. market	3-5 Large Unit Projects 2-4 Medium Unit Projects 3-8 Small Unit Projects	**~$1 Billion** annual revenues at **25%+** Gross Margin

B&W currently has 8 projects in pipeline which alone total over $1Billion

B&W Project Timeline:

- 2026 – Producing hydrogen from the first small unit
- 2028 – Producing hydrogen from the first medium unit
- 2030 – Booking multiple units of each size per year



*Market Data from IEA Net Zero by 2050 A Roadmap for the Global Energy Sector

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

14

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 15 H Y D R O G E N P R O D U C T I O N A N D C O S T S Note: BLH Projections based on $1 / MMBTU feedstock; Source: DNV 2020 2030 2050 Coal gasification 2020 2030 2050 Coal gasification with CCS 2020 2030 2050 Methane reforming 2020 2030 2050 Methane reforming with CCS 2020 2030 2050 Dedicated renewable electrolysis 2020 2030 2050 Grid-based electrolysis 2020 2030 2050 Dedicated nuclear electrolysis weighted world average 0 1 2 3 4 5 6 7 Levelized cost of hydrogen after support by production route U SD /k gH 2 Medium BrightLoop Large BrightLoop BrightLoop produces low-cost hydrogen compared to the competition

GLOBAL LEADER IN CLEAN POWER PRODUCTION TECHNOLOGIES — OUR CLIMATEBRIGHT SUITE

SolveBright™
POST-COMBUSTION CARBON CAPTURE



OxyBright™
OXYGEN-FUEL COMBUSTION



Boiler
Wet FGD
ASU (Oxygen supply)
Direct Contact Cooler
Fabric Filter
Coal Pulverizers
CPU (CO_2 Compression)

BrightLoop™
HYDROGEN PRODUCTION



BrightGen™
HYDROGEN COMBUSTION



EMERGING TECHNOLOGIES

Long Duration Energy Storage



Green Steam



HOT SAND SILO
COLD SAND SILO

Direct Air Capture



CO_2

- B&W is at the forefront of developing CO_2 capturing technologies
- Multiple technologies ready for commercial demonstration
- 93 active patents related to carbon capture technology
- Positioned to provide critical solutions to meet global climate goals

B&W'S PORTFOLIO OF CLEAN POWER PRODUCTION SOLUTIONS CONTINUES TO EVOLVE TO REACH CUSTOMERS AT ALL STAGES OF THEIR ENERGY TRANSITION.

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 16

INFLATION REDUCTION ACT FOR CLIMATEBRIGHT

Clean Hydrogen Production Tax Credit (PTC): 45V
- New 10-year incentive for clean hydrogen production with four tiers and a maximum of 4 kilograms of CO_2 equivalent per kilogram of hydrogen
- Green hydrogen awards: $3/kg

Carbon Capture and Sequestration Tax Credit: 45Q
- Increases the tax credits, lowers the threshold to be applicable, and adds direct air capture making carbon capture affordable
- CO_2 increases to $85/ton and DAC increases to $180/ton; 12-year term

Clean Electricity Investment Tax Credit (ITC): 48C
- New, tech-neutral ITC replaces Energy ITC after 2024, emissions-based and flexible between clean technologies
- Renewable energy offsets CapEx at 30%, with potential for multiple 10-20% bonuses

*All pending IRS review


CLEAN ENERGY WINS WITH THE INFLATION REDUCTION ACT, PROPELLING HYDROGEN PRODUCTION AND CARBON REDUCTION MARKETS FORWARD, CREATING FURTHER OPPORTUNITIES FOR CLIMATEBRIGHT SOLUTIONS

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC. 17

B&W'S WASTE-TO-ENERGY TECHNOLOGY REDUCES METHANE EMISSIONS

BABCOCK & WILCOX RENEWABLE

- Methane has **84 times** the Global Warming Potential (GWP) of CO_2[i]
- **Annual additions to landfills** in the U.S.[ii] produce emissions equivalent to **10 million cars**
- **Landfills in the U.S.**[iii] emit more than 330 million tons of 20-year basis GWP each year, roughly equal to **70 million cars**[iv]
- Waste-to-Energy (WTE) avoids landfilling while producing **baseload clean energy**

- **B&W's state-of-the-art technology** has been installed in more than 500 units in more than 30 countries, including:
  - The most recent WTE facility in the U.S. (Palm Beach Renewable Energy Facility, Florida)
  - One of the world's largest waste treatment facilities (Shenzhen East, China)







WTE TECHNOLOGIES

- Boiler/steam generation island
- DynaGrate® combustion grate
- Fuel handling systems
- Emissions control equipment

1 ton of waste in a **LANDFILL** emits **3.42 metric tons** of global warming potential



Landfill methane is **84 times** as potent as CO_2.

1 ton of waste in a **WASTE-TO-ENERGY FACILITY** emits **.001 metric tons** of global warming potential



Reduced to **.03%** of Landfill GWP

B&W IS ACTIVELY DEPLOYING TECHNOLOGY THAT CURBS THE GLOBAL WARMING IMPACT OF METHANE

i Anthropogenic and Natural Radiative Forcing. In: Climate Change 2013: The Physical Science Basis. Contribution of Working Group I to the Fifth Assessment Report of the Intergovernmental Panel on Climate Change [Stocker, T.F., D. Qin, G.-K. Plattner, M. Tignor, S.K. Allen, J. Boschung, A. Nauels, Y. Xia, V. Bex and P.M. Midgley (eds.)]. Cambridge University Press, Cambridge, United Kingdom and New York, NY, USA. https://www.ipcc.ch/site/assets/uploads/2018/02/WG1AR5_Chapter08_FINAL.pdf. 20-year basis

ii EIA Biomass Explained: Waste-to-energy (Municipal Solid Waste), November 29, 2020 https://www.eia.gov/energyexplained/biomass/waste-to-energy.php

iii EPA Landfill Methane Outreach Program: Project and Landfill Data by State; https://www.epa.gov/lmop/project-and-landfill-data-state#:~:text=The%20LMOP%20Landfill%20and%20Landfill,more%20than%202%2C600%20MSW%20landfills and EPA U.S. Greenhouse Gas Inventory 2020, Chapter 7: Waste, Section 7.1 Landfills (CRF Source Category 5A1)

iv Equivalent car emissions calculated using EPA metric of 4.6 metric tons of CO2 per year per passenger car

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

18

GLOBAL LEADER IN COMPREHENSIVE WASTE-TO-ENERGY SOLUTIONS


On-line boiler washing system
DynaFeeder® waste fuel feeder system
VoluMix® system for improved combustion
DynaGrate® combustion grate
DynaDischarger® ash removal
Energy storage systems
Selective non-catalytic reduction (SNCR) NO_x control
Fabric filter baghouse
Carbon capture solutions
Water-cooled wear zones and Inconel® corrosion protection

NEW BUILDS

UPGRADES

ENVIRONMENTAL SOLUTIONS

FLEXIBLE DESIGNS

REPLACEMENT PARTS



© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
19

BIOENERGY WITH CARBON CAPTURE AND SEQUESTRATION (BECCS)

B&W's biomass boilers paired with either OxyBright™ or SolveBright™ produce carbon negative energy with a -**2,500**gCO_2e/kWh **carbon intensity**

OxyBright with B&W's WtE solution could produce carbon negative energy with a -**1,000** gCO_2e/kWh **carbon intensity**

Our negative carbon intensity (-2,500 gCO_2e/kWh) is **nearly seven times more negative than the U.S. grid is positive** (+373 gCO_2e/kWh)



© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
20

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 21 F I N A N C I A L I N F O R M AT I O N

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 22 C O N S O L I D AT E D F I N A N C I A L S U M M A R Y - C O N T I N U I N G O P E R AT I O N S ($ in millions) Nine Months Ended September 30, 2024 Nine Months Ended September 30, 2023 Revenue $ 651.1 $ 772.2 Gross margin $ 152.8 $ 168.5 Selling, general and administrative expenses $ 135.1 $ 143.4 Operating income $ 45.1 $ 19.2

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 23 A P P E N D I X

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved. B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . 24 C A P I TA L S T R U C T U R E ($ in millions) As of September 30, 2024 CAPITALIZATION: Total Debt $ 463.9 Senior Notes $ 339.7 Revolving Credit Line $ 30.5 Letter of Credit Collateral* $ 93.7 Cash, cash equivalents and restricted cash $ 127.9 Net Debt $ 336.0 Note: Figures may not be clerically accurate due to rounding. *Letter of Credit Collateral under the Axos Credit Facility is on balance sheet in Restricted & Long-Term Restricted Cash offset by debt. The previous PNC/MSD letter of credit facility and associated collateral was not required to be included on balance sheet.

LEADERSHIP TEAM



Chairman and Chief Executive Officer

Kenny Young



Executive Vice President and Chief Financial Officer

Lou Salamone



Executive Vice President and Chief Operating Officer

Jimmy B. Morgan



Executive Vice President, General Counsel and Corporate Secretary

John J. Dziewisz



Chief Technology Officer

Brandy Johnson



Vice President, Corporate Operations

Gillianne Hetrick



Senior Vice President, Thermal

Chris Riker



Vice President, Corporate Development

Sarah Serafin

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

25

CORPORATE GOVERNANCE

BOARD OF DIRECTORS



Chairman and Chief Executive Officer

Kenny Young



Henry Bartoli



Rebecca Stahl



Joseph Tato



Alan Howe



Philip Moeller



Naomi Boness

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

26

KEY TECHNOLOGIES AND CAPABILITIES

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
27

KEY TECHNOLOGIES: STEAM GENERATION

B&W BABCOCK & WILCOX THERMAL



Utility Boilers

High pressure, high efficiency, high capacity, low emissions

Fuel: Coal, oil, natural gas, multi-fuel



Natural Gas-Fired and Other Industrial Water-Tube and Fire-Tube Boilers

Bottom- or top-supported, shop- or field-assembled

Fuel: Natural gas, oil, CO, waste heat and gases



Heat Recovery Steam Generator Components

Pressure parts, casing, ducting, drums, housing and frames

Fuel: Waste heat and gases

B&W BABCOCK & WILCOX RENEWABLE



Waste-to-Energy Boilers

Reduces dependency on landfills and reduces methane gas emissions

Fuel: MSW, RDF



Biomass-Fired Boilers

Carbon-neutral technology

Fuel: Wood, wood waste, straw, sludge



Process Recovery Boilers

Single-drum, industry-standard unit for improved mill operation

Fuel: Black liquor

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

28

KEY TECHNOLOGIES: RENEWABLE COMBUSTION GRATES

DYNAGRATE® COMBUSTION GRATE

- Large installed base with diverse set of customers
- Grate design allows for high availability and long operational time, leading to reduced O&M cost
- High thermal efficiency and low emissions
- Fuel flexibility
- Factory-assembled modules reduce field construction

A MARKET LEADER WITH DIFFERENTIATING TECHNOLOGY IN WASTE-TO-ENERGY SOLUTIONS





© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

29

KEY TECHNOLOGIES: EMISSIONS CONTROLS

PURPOSE	TECHNOLOGY SOLUTION	PURPOSE	TECHNOLOGY SOLUTION
Particulate Control	• Pulse Jet Fabric Filters / Baghouses • Wet and Dry Electrostatic Precipitators • Wet Particulate Scrubbers • Multiclone® Dust Collectors	Mercury	• Powdered Activated Carbon Injection • Absorption Plus™, MercPlus™, Mitagent™ Additives
NO_x Control	• Selective Catalytic and Non-catalytic Reduction • Low NO_x Burners and Combustion Systems	Wastewater Elimination	• Wastewater Evaporation System via Spray Drying
SO_2 / Acid Gas Control	• Wet or Seawater Flue Gas Desulfurization Systems • Semi-dry Flue Gas Desulfurization Systems (Spray Dry Absorbers, Circulating Dry Scrubbers) • Wet ESPs and Dry Sorbent Injection	Pre-treatment for Post-Combustion Carbon Capture	• Wet and Dry Scrubbers, Sorbent Injection, Electrostatic Precipitators, Fabric Filters, Selective Catalytic Reduction systems • Complements SolveBright™ process, other post-combustion technologies
SO_3 / Acid Mist Control	• Wet ESPs • Dry Sorbent Injection		


B&W
BABCOCK & WILCOX
ENVIRONMENTAL

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
30

KEY TECHNOLOGIES: FLUE GAS TREATMENT FOR CARBON CAPTURE

- To optimize carbon capture on solvent-based scrubbing technologies, reductions in various pollutants found in the incoming flue gas are required
- Our solutions include technologies for acid gases, particulate and acid mist, NO_x and mercury



SOx
PM
NOx
H2O
Hg
FLUE GAS
PRE-TREATMENT TECHNOLOGIES
CARBON CAPTURE

THE WORLDWIDE LEADER IN FLUE GAS PRE-TREATMENT TECHNOLOGIES FOR POST-COMBUSTION CARBON CAPTURE



300+
Wet Scrubber Installations
90+
Dry Scrubber Installations
260+
Wet ESP Installations
490+
Dry ESP Installations
1000+
Fabric Filter Installations
35+
Sorbent Injection Installations
100+
SCR Installations

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.
31

KEY TECHNOLOGIES: SUBMERGED GRIND CONVEYOR ASH HANDLING


B&W
BABCOCK
& WILCOX
ENVIRONMENTAL

Designated to meet current and future U.S. regulatory requirements for ash handling with:

- Lower equipment cost
- Lower installation cost
- Ability to utilize existing hoppers and gate valves
- No hopper modifications
- Short outage time
- Short lead time
- Available redundancy under the boiler
- Lower O&M costs



AN INNOVATIVE SOLUTION TO ELIMINATE ASH PONDS

© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.
32

KEY CAPABILITIES: AFTERMARKET SERVICES

B&W BABCOCK & WILCOX THERMAL

B&W BABCOCK & WILCOX RENEWABLE

B&W BABCOCK & WILCOX ENVIRONMENTAL

UPGRADES & RETROFITS

Maintaining/improving plant operation:
Projects for extending the life of power, process and environmental equipment

REPLACEMENT PARTS

Supplying components for system reliability:
High-quality standard or custom-engineered pressure and non-pressure parts

OPTIMIZATION SYSTEMS

Enhancing efficiency with proven technology:
Diagnostic, monitoring, tuning and control systems for combustion and cleaning equipment

ENGINEERING SERVICES

Evaluating options for improved performance:
Expert people, tools and processes to measure, model, design, deliver, train and project manage

CONSTRUCTION

Adding value through constructability:
Safe execution of new installation, retrofits, system maintenance/repair, plant modifications



© 2024 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

33

KEY TECHNOLOGIES: IGNITORS, FLAME SCANNERS AND CONTROLS

BABCOCK & WILCOX ENVIRONMENTAL

BABCOCK & WILCOX THERMAL

Designed for safety, reliability and fuel flexibility

- Natural gas conversions from oil- or coal-firing
- Alternative energy fuels such as hydrogen, biodiesel, methanol and biogas
- Burner management and controls for complete turnkey system capability
- Flame scanning capability can be effectively implemented on any industrial application
- Technologies can be utilized for new construction or retrofit projects
- Safety standards conforming to National Fire Protection Association (NFPA) classes

PROVEN TECHNOLOGIES WITH INSTALLATIONS IN MORE THAN 70 COUNTRIES, INCLUDING MORE THAN 11,000 IGNITORS







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BABCOCK & WILCOX ENTERPRISES, INC. 34